UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, Warner Bros. Discovery, Inc., a Delaware corporation (“WBD”), Paramount Skydance Corporation, a Delaware corporation (the “Company”), and Prince Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger on February 27, 2026, pursuant to which, and subject to the terms and conditions therein, at the effective time of the merger to be entered into pursuant to such agreement, Prince Sub Inc. will merge with and into WBD, with WBD surviving as a wholly owned subsidiary of the Company (the “Acquisition”).

Item 7.01	Regulation FD Disclosure.

Notes Offerings

On September 28, 2026, the Company announced that, in connection with the permanent financing of the Acquisition, it intends to offer, subject to market and other conditions, approximately $44.4 billion in aggregate principal amount of U.S. dollar-denominated senior secured first lien notes (the “First Lien Senior Secured Notes”) and U.S. dollar- and euro-denominated senior secured second lien notes (together with the First Lien Senior Secured Notes, the “Notes”), in each case, to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in compliance with Regulation S under the Securities Act. A copy of the press release announcing the offerings of the Notes is furnished herewith as Exhibit 99.1.

The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. Nothing in this Current Report on Form 8-K should be construed to constitute an offer to sell, or a solicitation of an offer to buy, any Notes, and does not constitute an offer, solicitation, or sale of any Notes in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Pro Forma Financial Information

In connection with the Notes offerings, the Company is providing certain unaudited pro forma condensed combined financial information to prospective investors. The Company is furnishing such information as Exhibit 99.2 to this Current Report on Form 8-K to satisfy the requirements of Regulation FD (“Regulation FD”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such pro forma condensed combined financial statements and other information of the Company give effect to the Acquisition and the other transactions in connection therewith, as well as the Skydance Transactions and the NAI Transaction (each as defined in such pro forma condensed combined financial statements). The information contained in such unaudited pro forma condensed combined financial statements is derived from the historical financial statements of the Company, WBD and Skydance Media, LLC (“Skydance”) and has been adjusted to give effect to the Acquisition and the other transactions in connection therewith, as well as the Skydance Transactions and the NAI Transaction.

The unaudited pro forma condensed combined financial statements referenced above are provided solely to satisfy Regulation FD requirements and are not intended to comply with Item 9.01 of Form 8-K. The financial statements and pro forma financial information required by Item 9.01 of Form 8-K covering the quarterly period ended June 30, 2026, and any required reporting period subsequent thereto, will, if required, be filed by the Company on Form 8-K in compliance with the requirements of the Securities and Exchange Commission (the “SEC”) no later than 71 calendar days after the date that the initial report on Form 8-K reporting the Acquisition must be filed in connection with the closing of the Acquisition.

The historical financial statements of the Company, WBD and Skydance from which such unaudited pro forma condensed combined financial statements have been derived are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, as amended by the Company’s Annual Report on Form 10-K/A, filed with the SEC on April 24, 2026, as superseded by, and solely to the extent set forth in, the Company’s Current Report on Form 8-K, filed with the SEC on May 13, 2026; the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026; WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026; WBD’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 6, 2026; and the Company’s Amendment No. 1 to its Current Report on Form 8-K12B, filed with the SEC on October 23, 2025, for the unaudited condensed consolidated financial statements of Skydance as of June 30, 2025 and for the six months ended June 30, 2025 and 2024 attached as an exhibit thereto.

General

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by reference in such filing.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain “forward-looking statements” regarding, among other things, the potential Acquisition of WBD, including the terms and timing thereof, and the proposed financing in connection with the Acquisition, including the consummation and proposed terms of the Notes offerings. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company or WBD. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the Acquisition or the Notes offerings will not be satisfied; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of the Company or WBD during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the Acquisition, including resulting expense or delay; the potential that the expected benefits and opportunities of the Acquisition, if completed, may not be realized or may take longer to realize than expected; risks related to the Company’s streaming business; the adverse impact on the Company’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to the Company’s decisions to invest in new businesses, products, services and technologies, and the evolution of the Company’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of the Company’s content; damage to the Company’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining the Company’s intellectual property rights; domestic and global political, economic and regulatory factors affecting the Company’s business generally or the Acquisition; the inability to hire or retain key employees or secure creative talent; disruptions to the Company’s operations as a result of labor disputes; risks and costs associated with the integration of, and the Company’s ability to integrate, the businesses of Paramount Global, Skydance and WBD successfully and to achieve anticipated synergies, including in the amounts or on the timelines anticipated to realize such synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance, potentially resulting in substantial costs; volatility in the price of the Company’s Class B common stock; the effect the Company’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in the Company, including that the Company’s stockholders may not realize any change of control premium on shares of the Company’s Class B common stock and that the Company may become subject to the control of a presently unknown third party; risks associated with the Company’s status as a “controlled company” under Nasdaq rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of the Company’s Class B common stock; risks that anti-takeover provisions in the Company’s amended and restated certificate of incorporation (“Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in the Company’s Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against the Company’s directors and officers; risks that corporate opportunity provisions in the Company’s Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to the Company; risks associated with the Company’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; risks related to our indebtedness, including our substantial outstanding debt obligations; risks related to our ability to incur substantially more debt and our ability to meet the financial and other covenants contained in the agreements governing our indebtedness; and risks relating to our ability to deleverage the business in accordance with management’s targets, including risks arising from assumptions, uncertainties and contingencies that may affect our ability to reduce indebtedness; risks relating to management’s ability to execute on its strategic plan and improve its financial profile and cash flows from operations; and risks relating to any capital or other financing the Company may have to raise in order to reduce its indebtedness following the Acquisition. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of the Company and WBD can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and the Company’s subsequent filings with the SEC, and in WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and in WBD’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 6, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, ir.paramount.com, ir.wbd.com or on request from the Company or WBD. The Company undertakes no obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Paramount Skydance Corporation, dated September 28, 2026, announcing the launch of the Notes offerings.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Paramount Skydance Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: September 28, 2026